UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 19, 2017

Catabasis Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37467	26-3687168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Kendall Square Bldg. 1400E, Suite B14202 Cambridge, Massachusetts	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (617) 349-1971

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company               ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☒

Item 8.01.  Other Events.

Catabasis Pharmaceuticals, Inc. (the “Company”) is making publicly available an updated corporate slide presentation, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.  The updates focus on the functional improvements in boys receiving edasalonexent in the Company’s Phase 2 MoveDMD trial.  The Company believes that these functional improvements constitute important information for a Phase 3 clinical trial plan for edasalonexent in Duchenne muscular dystrophy, which the Company expects to announce in the second half of 2017.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

The Exhibit to this Current Report on Form 8-K is listed in the Exhibit Index attached hereto.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the corporate slide presentation filed as Exhibit 99.1 hereto, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including statements regarding the Company’s expectation of announcing a Phase 3 clinical trial plan for edasalonexent in Duchenne muscular dystrophy in the second half of 2017, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.  The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of important risks and uncertainties, including those described in the cautionary statements included in the Company’s most recent Quarterly Report on Form 10-Q, particularly in the “Risk Factors” section, which is on file with the Securities and Exchange Commission.  Except as otherwise required by law, the Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATABASIS PHARMACEUTICALS, INC.

Date: June 19, 2017	By:	/s/ Deirdre A. Cunnane
Deirdre A. Cunnane
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Corporate slide presentation